Exhibit 10.28

STATE OF KANSAS}			[SEAL: REGISTER OF DEEDS]
ANDERSON COUNTY} S.S. Fee $20.00
This Instrument was filed for Record on this 27th day of			Entered in Transfer Record in my office this 27th day of
Dec. A.D. 2005 at 2:55 P.M. and duly Recorded Book 164 of			December 2005
Deeds on Page 88			/s/Phyllis Gettler
	/s/ Sandra J. Baugher		County Clerk
REGISTER OF DEEDS
By	/s/ Connie S. Prine	Deputy

WARRANTY DEED

THIS WARRANTY DEED, made as of December 20, 2005, by and between. EAST KANSAS AGRI-ENERGY, L.L.C., a Kansas limited liability company duly organized and existing udder the laws of the State of Kansas, and having its principal place of business at 210 ½ East 4th Avenue, Garnett, Kansas, party of the first part, and the CITY OF GARNETT, KANSAS, a municipal corporation duly organized and existing under the laws of the State of Kansas, and having its principal place of business at 131 W. 5th Avenue, Garnett Kansas 66032, party of the second part.

WITNESSETH: THAT SAID PARTY OF THE FIRST PART, in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does by these presents WARRANT AND CONVEY, unto the party of the second part, its municipal successors and assigns, all of the following described REAL ESTATE situated in the County of Johnson and State of Kansas, to-wit:

See attached Exhibit A.

SUBJECT, HOWEVER TO THE FOLLOWING PERMITTED ENCUMBRANCES: as of any particular time (a) liens for ad valorem taxes and special assessments not then delinquent, (b) the Future Advance Mortgage in favor of Home Federal Savings Bank, as lender, recorded in Book 210 MTG at Page 10, as supplemented and amended, (c) the Trust Indenture dated as of December 1, 2005, by and between the party of the first part and Security Bank of Kansas City, as trustee, (d) the Lease Agreement dated as of December 1, 2005, by and between the party of the first part and the party of the second part, (e) utility, access and other easements and rights-of-way, mineral rights, restrictions, exceptions and encumbrances that will not materially interfere with or impair the operations being conducted on the Project Site (as defined in the Lease Agreement) or easements granted to the City, (f) such minor defects, irregularities, encumbrances, easements, mechanic’s liens, rights-of-way and clouds on title as normally exist with respect to properties similar in character to the Project (as defined in the Trust Indenture) and as do not in the aggregate materially impair the property affected thereby for the purpose for which it was acquired or is held by the City, (g) any other lien, encumbrance, lease, easements, restrictions or covenants consented to by the Owner of 100% of the aggregate maximum principal amount of the Bonds (as defined in the Trust Indenture), and (h) all other exceptions contained on Schedules BI and II to Title Commitment No. NCS-194717 issued by First American Title Insurance Company, Effective Date: October 24, 2005.

TO HAVE AND TO HOLD THE SAME, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining forever, and the said party of the first, for itself, its successors and assigns, does hereby covenant, promise and agree, to and with said party of the second part, that at the delivery of these presents, it is lawfully seized in its own right of an absolute and indefeasible estate of inheritance, in fee simple, of and in all and singular the above granted and described premises, with the appurtenances; that the same are free, clear, discharged and unencumbered of and from all former and other grants, titles, charges, estates, judgments, taxes, assessments and encumbrances, of what nature and kind soever, except as above stated, and that it will WARRANT and FOREVER DEFEND the same unto said party of the second part, its municipal successors and assigns, against said party of the first part, its successors and assigns, and all and every person or persons whomsoever, lawfully claiming or to claim the same, except as above stated.

THIS CONVEYANCE IS FOR THE PURPOSE OF SECURING A DEBT OR OTHER OBLIGATION AND IS EXEMPT FROM THE REQUIREMENTS OF A SALES VALIDATION QUESTIONNAIRE PURSUANT TO K.S.A. 79-1437e(2)

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the said party of the first part has hereunto caused this Deed to be signed on its behalf by its Chairman and President, thereunto duly authorized so to do.

EAST KANSAS AGRI-ENERGY, L.L.C.

By:	/s/ William R. Pracht
William R. Pracht
Chairman and President

ACKNOWLEDGMENT

STATE OF KANSAS	)
) SS.
COUNTY OF ANDERSON	)

BE IT REMEMBERED, that on this 20th day of December 2005, before me the undersigned, a Notary Public in and for the County and State aforesaid, came William R. Pracht, Chairman and President of East Kansas Agri-Energy, L.L.C., a Kansas limited liability company, who is personally known to me to be such Member, and who is personally known to me to be the same person who executed, as such Member, the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.

/s/ Carol Foltz
Notary Public

[SEAL] [CAROL FOLTZ	]
[My Appt. Expires 10-31-2007]

My commission expires 10-31-2007

EXHIBIT A

Tract 1:

All of Lots One (1), Two (2), Three (3) and Four (4), except the West 450 feet of said Lot Two (2) and Lot Three (3), in the Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas.

A strip of land described as the South 50 feet of the West 450 feet of Lot Two (2), in the Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas;

together with the southern half of vacated NE 1700 Road abutting the northern boundary of the land described above.

Tract 2:

Beginning at a 1/2” rebar at the Southwest corner of the Southeast Quarter (SE/4) of Section Thirty (30), Township Twenty (20) South, Range Twenty (20) East of the Sixth Principal Meridian, THENCE North 02°14’48” West for a distance of 925.52 feet to a 1/2” rebar on the West line of said Southeast Quarter (SE/4), THENCE South 68°39’56” East for a distance of 896.17 feet to a 1/2” rebar; THENCE South 74°03’04” East for a distance of 428.02 feet to a 1/2” rebar; THENCE South 02°14’48” East for a distance of 444.00 feet to a 1/2” rebar on the South line of said Southeast Quarter (SE/4); THENCE South 88°15’01” West for a distance of 1228.00 feet along said South line to the point of beginning;

together with the northern half of vacated NE 1700 Road abutting the southerly boundary of the land described above.

Tract 3:

Lot Five (5) and Lot Six-A (6-A), less the North 100 feet of said Lot Six-A (6-A), in Golden Prairie Industrial Park Addition to the City of Garnett, Anderson County, Kansas.

Tract 4:

Grant of Easement and Right of Way dated April 5, 2005 recorded April 7, 2005 in Book 77, of MCL, page 59, in the office of the Register of Deeds, Anderson County, Kansas, covering the following property:

Commencing at a 1/2” rebar at the Southeast Comer of the Southwest Quarter of Section 30, Township 20 South, Range 20 East of the Sixth Principal Meridian, City of Garnett, Anderson County, Kansas; THENCE North 02 degrees 14 minutes 48 seconds West for a distance of 798.23 feet along the East line of said Southwest Quarter; THENCE North 70 degrees 59 minutes 38 seconds West for a distance of 51.33 feet to the East line of the Rail Road Depot as described in Deed Book 16, Page 605 the POINT OF BEGINNING; THENCE North 70 degrees 59 minutes 38 seconds West for a distance of 301.01 feet to the West line of said Rail Road Depot; THENCE north 12 degrees 22 minutes 55 seconds East for a distance of 60.40 feet along said West line; THENCE South 70 degrees 59 minutes 38 seconds East for a distance of 305.09 feet to the East line of said Rail Road Depot; THENCE South 16 degrees 15 minutes 12 seconds West for a distance of 60.06 feet to the POINT THE BEGINNING. Together with and subject to covenants, easements, and restrictions of record. Said property contains 18182.9 square feet more or less in Anderson County, Kansas, as shown on survey by Taylor Design Group, P.A., dated March, 2005.